Filed pursuant to Rule 497(a)(1)
File No. 333-159720
Rule 482ad
Fifth Street Finance Corp. Issues Preliminary Estimate of Net Investment Income
and Announces Term Sheet for an Additional Credit Line
WHITE PLAINS, N.Y., January 21, 2010 — Fifth Street Finance Corp. (NYSE:FSC) (“Fifth Street”) today issued a preliminary estimated range of net investment income for the first fiscal quarter ended December 31, 2009 of $0.21 to $0.24 per share. In addition, for the quarter ended December 31, 2009, Fifth Street expects its net asset value per share to change by less than 1% from its net asset value per share as of September 30, 2009. Fifth Street also noted that it expects the number of investments in its investment portfolio on cash non-accrual status for the quarter ended December 31, 2009 to remain constant relative to the quarter ended September 30, 2009.
In addition, Fifth Street announced that it has received a non-binding term sheet from a lender in connection with a potential additional credit line of up to $100 million. The term sheet is subject to completion of due diligence and execution of definitive documents. We cannot assure you that we will enter into any additional new financings.
About Fifth Street Finance Corp.
Fifth Street Finance Corp. is a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. Fifth Street Finance Corp.’s investment objective is to maximize its portfolio’s total return by generating current income from its debt investments and capital appreciation from its equity investments.
Notice to Investors Regarding Forward-Looking Statements and Other Matters
You should not place undue reliance on the above estimates and expectations because they may prove to be materially inaccurate. Although Fifth Street has based the above estimates and expectations on its evaluation of available financial and other information to date, including preliminary valuations of its investments by its investment adviser’s deal team responsible for Fifth Street’s investments, Fifth Street’s estimates and expectations are subject to change, possibly materially, due to a variety of factors including but not limited to (i) a change in Fifth Street’s estimate of the December 31, 2009 fair value of its illiquid investments, which comprises substantially all of Fifth Street’s total assets as of December 31, 2009, (ii) the completion of the closing process for the preparation of Fifth Street’s quarterly financial statements, which includes input from an independent third party valuation firm, recommendation as to portfolio value by the Valuation Committee of Fifth Street’s Board of Directors, review of Fifth Street’s financial statements by its independent registered public accounting firm and determination of portfolio value by Fifth Street’s Board of Directors. Certain other factors that could cause actual results to differ materially from those projected in the forward-looking statements contained in this press release, are identified in the below-described prospectus as well as in Fifth Street’s other filings with the Securities and Exchange Commission.
Fifth Street has an existing effective shelf registration statement on Form N-2 on file with the Securities and Exchange Commission relating to the offer and sale from time to time of shares of its common stock. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Fifth Street before investing. The prospectus included in the shelf registration statement, together with any related prospectus supplement, contain this and other information about Fifth Street and should be read carefully before investing. A copy of the prospectus and the related preliminary prospectus supplement may be obtained by contacting Fifth Street.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Fifth Street’s shares of common stock in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

CONTACT:	Fifth Street Finance Corp. Stacey Thorne, Director, Investor Relations (914) 286-6811 stacey@fifthstreetcap.com